LOAN AGREEMENT (the "Agreement") made this 16th day of October, 2001 by and between Bodyguard Records.com, Inc., a privately owned Delaware corporation with principal offices at 138 FULTON STREET, NEW YORK, NEW YORK 10038 (the "Borrower") and James T. Patten, with an office at P.O. Box 682, Bernardsville, NJ 07924 (the "Lender"). The Lender and/or the Borrower are sometimes hereinafter individually referred to as a "Party" or collectively as the "Parties".

                              W I T N E S S E T H:

         WHEREAS, the Borrower desires to borrow the sum of $15,000 from the Lender; and

         WHEREAS, the Lender is willing to lend $15,000 to the Borrower on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged and accepted, the Parties hereby agree as follows:

1. TERMS OF THE LOAN.

         1.1 THE LOAN. The Lender hereby covenants and agrees to lend to the Borrower and the Borrower hereby accepts from the Lender the sum of Fifteen Thousand ($15,000) Dollars (the "Loan"). The full principal amount of the Loan shall be due and payable at the offices of the Holder on the 120th day following the execution of this Agreement (the "Due Date"). The Loan shall be evidenced by a Promissory Note bearing interest at the rate of 13% per annum, in the form annexed hereto as Exhibit "A" (hereby incorporated by reference) duly executed by the Borrower, and delivered to the Lender simultaneously with the execution of this Agreement (the "Note").

         1.2 CLOSING. The closing of the transaction memorialized by this Agreement shall take place simultaneously with the execution and delivery of this Agreement and the Note, and the Lender's delivery of the Loan proceeds via Federal wire transfer or such other manner as shall be mutually agreed upon (the "Closing").

         1.3 TRANSFER OF THE NOTE. The Note may not be sold, assigned, pledged or hypothecated by the Lender without the prior written consent of the Borrower, which consent shall not be unreasonably withheld.

         1.4 PREPAYMENT. The Borrower shall have the right to prepay the Loan at any time without penalty.

2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

         The Borrower hereby represent and warrant to the Lender as follows:

         2.1 VALID EXISTENCE. The Borrower is a corporation duly organized, validly existing under the laws of the State of Delaware;

         2.2 AUTHORITY. All corporate action required to be taken by the Borrower to authorize and execute this Agreement has been taken prior to the delivery hereof. When executed and delivered to the Lender, this Agreement will be a binding obligation of the Borrower enforceable in accordance with its terms; and

         2.3 NO BROKERS. Neither the Borrower nor any of its affiliates has engaged, consented to or authorized any broker, finder, investment banker or other third party to act on his behalf, directly or indirectly, in connection with the transactions contemplated by this Agreement; and hereby indemnifies and holds the Lender harmless against any lability arising out of a claim by any individual, firm or entity as a finder.

3. REPRESENTATIONS AND WARRANTIES OF THE LENDER

         The Lender hereby represents and warrants as follows:

         3.1 NO BREACH. The Lender has the full power and authority to enter into this Agreement and to carry out the transaction contemplated hereby. This Agreement will be a binding obligation of the Lender enforceable in accordance with its terms;

         3.2 ACCESS TO RECORDS. Lender and/or his representatives have been offered the opportunity by the Borrower to examine and make copies of such books and records of the Borrower and to ask such questions of the Borrower as the Lender deems necessary to satisfy any due diligence obligations with respect to the Agreement or the Note; and

         3.4 NO BROKERS. Neither the Lender nor any of his affiliates has engaged, consented to or authorized any broker, finder, investment banker or other third party to act on his behalf, directly or indirectly, in connection with the transactions contemplated by this Agreement; and hereby indemnifies and holds the Borrower harmless against any lability arising out of a claim by any individual, firm or entity as a finder.

4. DEFAULT: RIGHTS AND REMEDIES ON DEFAULT

         4.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a Default;

         (a) The Borrower's failure to repay the Loan as provided herein; or

         (b) A petition in bankruptcy is filed against the Borrower or any guarantor of its liabilities; the Borrower or any guarantor makes an authorized assignment for the benefit of its creditors; or a receiver, receiver-manager or trustee for the Borrower is appointed; or



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


         (c) A notice of lien, levy or assessment is filed of record with respect to all or any substantial portion of the Borrower's assets by the United States, or by any state, county, municipal, provincial, federal or other government agency, or any taxes or debts owing to any of the foregoing become a lien or encumbrance upon the Borrower's assets and such lien or encumbrance is not released within thirty (30) days after its creation; or

         (d) Judgement is rendered against the Borrower on an uninsured claim of $100,000 or more and the Borrower fails to commence an appeal of such judgement within the applicable appeal period; or

         (e) A material breach of any of the representations and warranties contained in this Agreement.

5. CONDITIONS TO CLOSING

         5.1 CONDITIONS TO THE OBLIGATIONS OF THE LENDER . The obligation of the Lender to make the Loan shall be subject to the satisfaction of the following condition which the Borrower hereby covenants to perform on or prior to the
Closing:

         (a) The execution and delivery to the Lender of the Agreement and the Note; and

         5.2 CONDITIONS TO THE OBLIGATIONS OF THE BORROWER. The obligation of the Borrower to execute and perform this Agreement, to issue and deliver the Note to the Lender at the Closing shall be subject to the satisfaction of the following condition:

         (a) The receipt of Loan proceeds of $15,000 payable by Federal wire transfer, certified, cashier's or bank check to the order of the Borrower.

6. TERMINATION

         6.1 TERMINATION. This Agreement may be terminated:

         (a) At any time prior to the Closing by mutual agreement in writing of the Borrower and the Lender; and/or

         (b) At any time after October 31, 2001, by either Party if the Closing has not previously taken place; or

         (c) Upon the Default of either Party, the non-defaulting Party may terminate this Agreement.



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


         6.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 6.1, this Agreement shall thereafter become void and have no effect, and no Party shall have any liability to the other Party in respect thereof, except that nothing herein will relieve any Party from liability for any breach of any of its representations, warranties, covenants or agreements contained in this Agreement prior to such termination.

7. MISCELLANEOUS

         7.1 EXPENSES. Regardless of whether or not the transaction contemplated herein is consummated, each Party shall promptly pay and be responsible for all costs and expenses incurred by them in connection with this Agreement and the transaction contemplated hereby.

         7.2 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

         7.3 WAIVER. At any time prior to the Closing, the Parties hereto, may mutually: (i) extend the time for the performance of any Party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement providing for an extension or waiver shall be valid if set forth in an instrument in writing signed by the Parties. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty or representation contained herein.

         7.4 BINDING EFFECT. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the respective heirs, representatives, executors, administrators, successors and assigns of the Parties.

         7.5 ENTIRE AGREEMENT. Each of the Parties covenants that this Agreement, including the attached Exhibit "A", is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the Parties.

         7.6 GOVERNING LAW. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York irrespective of the place of domicile or residence of any Party.



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


         7.7 ARBITRATION. The Parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in the City of New York before a single arbitrator. The decision of the arbitrator will be enforceable in any court of competent jurisdiction. The Parties agree and consent that service of process in any such arbitration proceeding outside the City of New York shall be tantamount to service in person within City of New York and shall confer personal jurisdiction on the American Arbitration Association. In resolving all disputes between the Parties, the arbitrator will apply the law of the State of New York. The arbitrator is, by this Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such pre-hearing conferences as may be needed. All Parties hereby agree and consent that the arbitrator and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the Parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association.

         7.8 ORIGINALS. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

         7.9 ADDRESSES OF THE PARTIES. Each Party shall at all times keep the other Party informed of its residence or principal place of business if different from that stated herein, and promptly notify the other of any change, giving the address for that Party.

         7.10. NOTICES. Unless otherwise specifically provided for elsewhere in this Agreement, any notices and other communications required to be given pursuant to this Agreement shall be in writing and shall be effective when delivered by hand or upon receipt if sent by mail (registered or certified mail, postage prepared, return receipt requested) or overnight package delivery service or upon transmission if sent by telex or facsimile (with request for confirmation of receipt in a manner customary for communications of such respective type), except that if notice is received by telex or facsimile after 5:00 P.M. local time on a business day at the place of receipt, it shall be effective as of the following business day.

         IN WITNESS WHEREOF, each of the Parties has executed this Agreement on the date first written above.

Bodyguard Records.com, Inc.


By: /S/ JOHN ROLLO
    ----------------------------------
       John Rollo, President

   /S/ JAMES T. PATTEN
   ---------------------------------
      James T. Patten


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


                                   EXHIBIT "A"

                                 PROMISSORY NOTE

$15,000                                                        October 16, 2001

FOR VALUE RECEIVED, Bodyguard Records.com, Inc., a privately owned Delaware corporation with principal offices at 138 FULTON STREET, NEW YORK, NEW YORK 10038 (hereinafter referred to as the "Maker") promises to pay to the order of James T. Patten, with an office at P.O. Box 682, Bernardsville, NJ 07924 (hereinafter referred to as the "Holder"), in lawful money of the United States, the principal sum of Fifteen Thousand and 00/100 ($15,000) Dollars with interest at the rate of thirteen (13%) percent per annum and payable in one lump sum on the Due Date (as that term is hereinafter defined). The full principal amount of this note (the "Note") together with any and all accrued interest due hereunder shall be due and payable at the offices of the Holder on the 120th day following the execution of this Note (the "Due Date").

         1. EVENTS OF DEFAULT. If one or more of the following events shall occur:

         (a) The Maker shall fail to pay the principal and interest due under this Note and such failure to pay shall continue for a period of ten (10) days after notice of such failure has been received by Maker from Holder;

         (b) The making of a general assignment by Maker for the benefit of creditors;

         (c) The filing of any petition or the commencement of any proceeding by or against the Maker for any relief under any bankruptcy, or insolvency laws or any laws related to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions;

         (d) The appointment of a receiver of or the issuance of making of a writ or order of attachment or garnishment against, a majority of the property or assets of the Maker; or

         (e) A judgment is rendered against the Maker on an uninsured claim of $100,000 or more and the Maker fails to commence an appeal of such judgment within the applicable appeal period;

then and in such event (an "Event of Default"), Maker will be deemed to have defaulted under this Note and Holder may, on written notice, accelerate all payments due under this Note.


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



         2. WAIVER OF PRESENTMENT, ETC. Maker hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest and waives trial by jury in any action or proceeding arising on, out of, under or by reason of this Note. The rights and remedies of Holder shall be deemed cumulative and the exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action or recovery any portion of the indebtedness evidenced by this Note shall not be deemed a waiver of any other right of Holder.

         3. NOTICES. Any notice required or contemplated by this Note shall be deemed sufficiently given when delivered in person or sent by registered or certified mail or priority overnight package delivery service to the principal office of the party entitled to notice or at such other address as the same may designate in a notice for that purpose. All notices shall be deemed to have been made upon receipt, in the case of mail or personal delivery, or on the next business day, in the case of priority overnight package delivery service.

         4. NON-ASSIGNABILITY. This Note may not be sold, assigned, pledged or hypothecated by the Holder without the written consent of the Maker, which consent shall not be unreasonably withheld.

         5. HEADINGS. The headings in this Note are solely for convenience of reference and shall not affect its interpretation.

         6. LAWS OF THE STATE OF NEW YORK. This Note shall be deemed to be made, executed and delivered in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York, irrespective of the place of domicile or residence of the Maker or the Holder. In the event of controversy arising out of the interpretation, construction, performance or breach of this Note, the Maker and the Holder hereby agree and consent that the same shall be settled by arbitration in accordance with the provisions of
Section 7.7 of the written loan agreement of even date herewith between the Maker and the Holder to which this Note is attached as an exhibit.

Bodyguard Records.com, Inc.


By: /S/ JOHN ROLLO
    ----------------------------------
       John Rollo, President



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